MUNIHOLDINGS
                                                              FLORIDA INSURED
                                                              FUND II

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              December 31, 1998

                      MuniHoldings Florida Insured Fund II

The Benefits and Risks of Leveraging

MuniHoldings Florida Insured Fund II has the ability to leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                         MuniHoldings Florida Insured Fund II, December 31, 1998

DEAR SHAREHOLDER

For the six-month period ended December 31, 1998, the Common Shares of MuniHoldings Florida Insured Fund II earned $0.404 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.23%, based on a month-end per share net asset value of $15.30. Over the same period, the total investment return on the Fund's Common Shares was +5.12%, based on a change in per share net asset value from $14.97 to $15.30, and assuming reinvestment of $0.420 per share ordinary income dividends and $0.004 per share capital gains distributions.

For the six-month period ended December 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.43% for Series A and 3.33% for Series B.

The Municipal Market Environment

During the six months ended December 31, 1998, long-term bond yields generally declined. Modest domestic economic growth coupled with a continued lack of inflationary pressures has allowed bond yields to continue the decline seen for most of 1998. The US Treasury market has also continued to benefit from its "safe-haven" status. The earlier turmoil in foreign markets, especially in Russia and Brazil, remains unresolved. The declines in foreign economies also have led to reduced demand for US exports. This reduction has forced some US manufacturers to scale back production and initiate significant contractions in employment. Concerns that the declines in the US manufacturing sector seen thus far would intensify and spread to the service sector of the US economy led the Federal Reserve Board to lower short-term interest rates in September, October and November. These actions were taken in large part to ensure that US economic growth would remain at least at its current level of growth. During the six months ended December 31, 1998, US Treasury bond yields declined over 50 basis points (0.50%) to end the year at 5.09%. Long-term uninsured municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 10 basis points to end the six-month period at 5.26%.

One of the two principal themes characterizing the municipal bond market for much of the past year has been the significant increase in new municipal bond issuance. Over $285 billion in new long-term tax-exempt bonds were underwritten in 1998, an increase of almost 30% relative to 1997 levels. As tax-exempt bond yields declined in recent years, increasingly lower municipal bond yields were required to refinance existing debt. Consequently, the rate of increase in municipal bond issuance has begun to slow in recent quarters. During the last six months of 1998, nearly $135 billion in new tax-exempt bonds were issued, an increase of nearly 10% as compared to the same period a year earlier. During the three months ended December 31, 1998, $68 billion in new municipal bonds were underwritten, an increase of just over 5% as compared to the quarter ended December 31, 1997. Unless municipal bond yields decline dramatically in 1999, new bond issuance in 1999 seems unlikely to match 1998 levels.

The second and perhaps more striking theme during the past year has been the dramatic underperformance of the municipal bond market. At the end of 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury bond securities of comparable maturities (103%), matching their least expensive level of the year. Municipal bond yield ratios have averaged approximately 95% for the last six months and 92% for all of 1998. During 1997, tax-exempt bond yield ratios averaged 84%. It is likely that the combination of the increase in new-issue volume and the safe-haven status of US Treasury securities has driven municipal bond yield ratios to their present attractive levels. Should new-issue volume decline or foreign financial markets regain stability in 1999, tax-exempt bond yield ratios could be expected to quickly return to their more historic levels (85%-88%).

Looking ahead, the expected combination of moderate economic growth in the United States and continued negligible inflation suggests a relatively stable interest rate environment into early 1999. However, it is likely that foreign financial markets will again be a critical factor in determining US bond yields. At this time, it appears that there is little immediate risk of any significant increase in long-term bond yields.

Portfolio Strategy

During the six months ended December 31, 1998, we maintained the Fund's constructive portfolio position. We believed that a continuation of current equity market volatility would have a negative impact on economic growth, thereby constricting global inflation and forcing interest rates lower during the next several months. This proved to be the case as turmoil increased in various parts of the world, including Brazil and Russia. While the US economy had performed much better than anticipated, inflation remained quite benign. Our constructive strategy enabled the Fund to participate in the bond market rally as well as realize an attractive total return.

Looking ahead, we will maintain our constructive position toward interest rates. We expect to remain fully invested in order to seek to maintain a high level of tax-exempt income, as we expect Florida new-issuance supply to remain moderate and demand to remain quite strong.

In Conclusion

We appreciate your ongoing interest in MuniHoldings Florida Insured Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

February 1, 1999

================================================================================
We are pleased to announce that Robert D. Sneeden has become co-portfolio manager of MuniHoldings Florida Insured Fund II. Mr. Sneeden has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1994 as Portfolio Manager.
================================================================================

QUALITY PROFILE

The quality ratings of securities in the Fund as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa................................................................  83.4%
AA/Aa..................................................................   2.2
A/A....................................................................   4.0
NR (Not Rated).........................................................   4.0
Other+.................................................................   4.8
--------------------------------------------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     2 & 3

                         MuniHoldings Florida Insured Fund II, December 31, 1998

PROXY RESULTS

During the six-month period ended December 31, 1998, MuniHoldings Florida Insured Fund II Common Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Trustees:         Ronald W. Forbes                             8,717,103           76,016
                                         Cynthia A. Montgomery                        8,714,035           79,084
                                         Kevin A. Ryan                                8,710,303           82,816
                                         Arthur Zeikel                                8,692,098           101,021
-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the Fund's
   independent auditors for the current fiscal year.                             8,646,749       76,037        70,333
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 1998, MuniHoldings Florida Insured Fund II Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 16, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees: Ronald W. Forbes, Cynthia A.
   Montgomery, Charles C. Reilly, Kevin A. Ryan, Richard R. West,
   Arthur Zeikel as follows:
                                         Series A                                       1,579                0
                                         Series B                                       1,690                0
-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the Fund's independent auditors for the current fiscal year as follows:
                                         Series A                                 1,579             0            0
                                         Series B                                 1,690             0            0
-----------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                           S&P    Moody's   Face                                                                          Value
STATE                    Ratings  Ratings  Amount    Issue                                                              (Note 1a)
=================================================================================================================================
Florida--98.4%           AAA      Aaa      $ 3,415   Bay Medical Center, Florida, Hospital Revenue Bonds (Bay
                                                     Medical Center Project), 5% due 10/01/2022 (a)                      $  3,377
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        7,000   Broward County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                     Bonds, AMT, Series B, 5.40% due 4/01/2029 (c)                          7,060
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        7,500   Charlotte County, Florida, Utility Revenue Refunding Bonds, 5%
                                                     due 10/01/2023 (d)                                                     7,457
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,000   Dade County, Florida, Water and Sewer System Revenue Bonds,
                                                     5.25% due 10/01/2026 (d)                                               5,115
---------------------------------------------------------------------------------------------------------------------------------
                                                     Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                                     Bonds (Multi-County Project), AMT, Series A (c):
                         NR*      Aaa        3,405     5.30% due 10/01/2019                                                 3,456
                         NR*      Aaa        4,400     5.35% due 4/01/2031                                                  4,466
---------------------------------------------------------------------------------------------------------------------------------
                         BBB+     A3         4,500   Escambia County, Florida, Health Facilities Authority, Health
                                                     Facilities Revenue Refunding Bonds (Baptist Hospital & Baptist
                                                     Manor), 5.125% due 10/01/2019                                          4,379
---------------------------------------------------------------------------------------------------------------------------------
                         AA+      Aa2        5,000   Escambia County, Florida, Health Facilities Authority, Hospital
                                                     Revenue Bonds (Charity Obligation Group), Series C, 5% due
                                                     11/01/2028                                                             4,893
---------------------------------------------------------------------------------------------------------------------------------
                         A1       NR*        1,700   Escambia County, Florida, PCR, Refunding (Gulf Power Company
                                                     Project), VRDN, 5.10% due 7/01/2022 (h)                                1,700
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        4,500   Florida HFA (Barrington Place), AMT, Series K-1, 5.45% due
                                                     12/01/2037 (a)                                                         4,578
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        6,530   Florida HFA, RITR, Series 12, 7.27% due 7/01/2029 (f)                  7,219
---------------------------------------------------------------------------------------------------------------------------------
                                                     Florida Housing Finance Corporation Revenue Bonds (Homeowner
                                                     Mortgage) (e):
                         AAA      Aaa        2,000     AMT, Series 2, 5.35% due 1/01/2021                                   2,027
                         AAA      Aaa        2,325     Series 1, 5.15% due 1/01/2014                                        2,349
                         AAA      Aaa        2,005     Series 1, 5.15% due 7/01/2014                                        2,026
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       11,500   Florida Ports Financing Commission Revenue Bonds (State
                                                     Transport Trust Fund), AMT, 5.375% due 6/01/2027 (e)                  11,697
---------------------------------------------------------------------------------------------------------------------------------
                         NR       Aaa        4,000   Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A,
                                                     5.321%** due 10/01/2024 (a)                                            1,030
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       10,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,
                                                     Department of Transportation, Series A, 4.50% due 7/01/2027 (d)        9,201
---------------------------------------------------------------------------------------------------------------------------------
                         A        NR*        3,000   Halifax Hospital Medical Center, Florida, Health Care
                                                     Facilities Revenue Bonds (Halifax Management System), Series A,
                                                     5.20% due 4/01/2018                                                    2,939
---------------------------------------------------------------------------------------------------------------------------------
                         A-       Baa1       6,000   Highlands County, Florida, Health Facilities Authority Revenue
                                                     Bonds (Adventist Hospital Health System), 5.25% due 11/15/2028         5,909
---------------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings Florida Insured Fund II's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                         MuniHoldings Florida Insured Fund II, December 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                           S&P    Moody's   Face                                                                          Value
STATE                    Ratings  Ratings  Amount    Issue                                                              (Note 1a)
=================================================================================================================================
Florida                  AAA      NR*      $10,000   Hillsborough County, Florida, Port District Revenue Bonds
(concluded)                                          (Tampa Port Authority Project), 5% due 6/01/2023 (e)                $  9,806
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      VMIG1+    10,000   Hillsborough County, Florida, School Board, COP, RITR, Series
                                                     31, 6.32% due 7/01/2021 (f)                                           10,720
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        1,650   Indian Trace Community Development District, Florida, Water
                                                     Management Special Benefit Assessment, 5% due 5/01/2017 (e)            1,659
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        1,000   Lee County, Florida, HFA, S/F Mortgage Revenue Refunding Bonds,
                                                     AMT, Series A-2, 6.30% due 3/01/2029 (c)                               1,116
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        2,000   Marion County, Florida, School Board, COP, 5% due 6/01/2023 (g)        1,980
---------------------------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, School Board, COP:
                         AAA      Aaa        4,000     Revenue Refunding Bonds, Series C, 5% due 8/01/2025 (g)              3,948
                         AAA      Aaa        5,000     Series B, 4.875% due 8/01/2027 (a)                                   4,832
---------------------------------------------------------------------------------------------------------------------------------
                                                     Miami-Dade County, Florida, Special Obligation Revenue Bonds (e):
                         AAA      Aaa        3,875     Refunding, Series A, 5.472%** due 10/01/2025                           932
                         AAA      Aaa       10,000     Refunding, Series A, 5.402%** due 10/01/2026                         2,274
                         AAA      Aaa        5,000     Series B, 5% due 10/01/2037                                          4,941
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      NR*        4,015   Orange County, Florida, HFA, M/F Revenue Bonds (Metro Place
                                                     Apartments), AMT, Series A, 5.375% due 10/01/2030 (b)                  4,084
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      NR*        5,345   Orange County, Florida, HFA, S/F Mortgage Revenue Bonds, Series
                                                     B, 5.875% due 3/01/2028 (c)                                            5,577
---------------------------------------------------------------------------------------------------------------------------------
                         NR*      Aaa        7,650   Orange County, Florida, School Board, COP, Refunding Bonds,
                                                     Series A, 5.375% due 8/01/2022 (e)                                     7,890
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,000   Orlando and Orange County Expressway Authority, Florida,
                                                     Expressway Revenue Refunding Bonds (Junior Lien), 5% due
                                                     7/01/2028 (d)                                                          4,969
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,085   Palm Bay, Florida, Utility Systems Capital Improvement Revenue
                                                     Bonds, 5% due 10/01/2028 (e)                                           3,047
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        2,180   Palm Beach County, Florida, Water and Wastewater Revenue Bonds,
                                                     5% due 10/01/2017 (g)                                                  2,196
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        6,900   Polk County, Florida, School Board, COP, 5% due 1/01/2023 (g)          6,852
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        3,000   Sarasota County, Florida, Public Hospital Board, Revenue
                                                     Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50%
                                                     due 7/01/2028 (e)                                                      3,228
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        8,430   Seminole County, Florida, School Board, COP, Series A, 5% due
                                                     7/01/2023 (e)                                                          8,371
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        7,000   Sunrise, Florida, Utility Systems Revenue Refunding Bonds, 5%
                                                     due 10/01/2028 (a)                                                     7,036
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       10,000   Sunrise Lakes, Florida, Phase 4 Recreation District, Refunding
                                                     Bonds, GO, 5.25% due 8/01/2024 (a)                                    10,211
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa       14,350   Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                                     Sales Tax--Stadium Project), 5.25% due 1/01/2027 (e)                  14,664
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        1,720   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, 5.125%
                                                     due 10/01/2017 (d)                                                     1,748
---------------------------------------------------------------------------------------------------------------------------------
                         AAA      Aaa        5,000   Winter Haven, Florida, Utility System Revenue Refunding and
                                                     Improvement Bonds, 4.75% due 10/01/2028 (e)                            4,770
=================================================================================================================================
                         Total Investments (Cost--$214,855)--98.4%                                                        217,729
                         Other Assets Less Liabilities--1.6%                                                                3,539
                                                                                                                         --------
                         Net Assets--100.0%                                                                              $221,268
                                                                                                                         ========
=================================================================================================================================

(a)   AMBAC Insured.
(b)   FNMA Collateralized.
(c)   FNMA/GNMA Collateralized.
(d)   FGIC Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
(g)   FSA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 1998.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of December 31, 1998
=================================================================================================================================
Assets:                  Investments, at value (identified cost--$214,855,317) (Note 1a) ...........                 $217,728,970
                         Cash ......................................................................                       25,670
                         Receivables:
                           Interest ................................................................   $  3,860,802
                           Securities sold .........................................................         70,000     3,930,802
                                                                                                       ------------
                         Deferred organization expenses (Note 1e) ..................................                       15,827
                         Prepaid expenses and other assets .........................................                       12,010
                                                                                                                     ------------
                         Total assets ..............................................................                  221,713,279
                                                                                                                     ------------
=================================================================================================================================
Liabilities:             Payables:
                           Dividends to shareholders (Note 1f) .....................................        188,176
                           Investment adviser (Note 2) .............................................        106,285
                           Distributor (Note 2) ....................................................         60,000       354,461
                                                                                                       ------------
                         Accrued expenses and other liabilities ....................................                       91,028
                                                                                                                     ------------
                         Total liabilities .........................................................                      445,489
                                                                                                                     ------------
=================================================================================================================================
Net Assets:              Net assets ................................................................                 $221,267,790
                                                                                                                     ============
=================================================================================================================================
Capital:                 Capital Shares (unlimited number of shares of beneficial interest authorized) (Note 4):
                           Preferred Shares, par value $.10 per share (3,440 shares of AMPS*
                           issued and outstanding at $25,000 per share liquidation preference) .....                 $ 86,000,000
                           Common Shares, par value $.10 per share (8,840,687 shares issued and
                           outstanding) ............................................................   $    884,069
                         Paid-in capital in excess of par ..........................................    130,634,369
                         Undistributed investment income--net ......................................        751,303
                         Undistributed realized capital gains on investments--net ..................        124,396
                         Unrealized appreciation on investments--net ...............................      2,873,653
                                                                                                       ------------
                         Total--Equivalent to $15.30 net asset value per Common Share
                         (market price--$15.25) ....................................................                  135,267,790
                                                                                                                     ------------
                         Total capital .............................................................                 $221,267,790
                                                                                                                     ============
=================================================================================================================================

* Auction Market Preferred Shares.

See Notes to Financial Statements.


                                     6 & 7

                         MuniHoldings Florida Insured Fund II, December 31, 1998

STATEMENT OF OPERATIONS

                         For the Six Months Ended December 31, 1998
=================================================================================================================================
Investment               Interest and amortization of premium and discount earned ..................                  $ 5,827,471
Income (Note 1d):
=================================================================================================================================
Expenses:                Investment advisory fees (Note 2) .........................................     $  623,120
                         Commission fees (Note 4) ..................................................         70,081
                         Professional fees .........................................................         37,014
                         Transfer agent fees .......................................................         16,786
                         Accounting services (Note 2) ..............................................         15,633
                         Trustees' fees and expenses ...............................................         10,138
                         Printing and shareholder reports ..........................................          9,783
                         Custodian fees ............................................................          8,693
                         Listing fees ..............................................................          6,629
                         Pricing fees ..............................................................          3,403
                         Amortization of organization expenses (Note 1e) ...........................          1,513
                         Other .....................................................................          8,885
                                                                                                         ----------
                         Total expenses before reimbursement .......................................        811,678
                         Reimbursement of expenses (Note 2) ........................................        (83,017)
                                                                                                         ----------
                         Total expenses after reimbursement ........................................                      728,661
                                                                                                                      -----------
                         Investment income--net ....................................................                    5,098,810
                                                                                                                      -----------
=================================================================================================================================
Realized & Unrealized    Realized gain on investments--net .........................................                      937,538
Gain on Investments--    Change in unrealized appreciation on investments--net .....................                    2,118,189
Net (Notes 1b, 1d & 3):                                                                                               -----------
                         Net Increase in Net Assets Resulting from Operations ......................                  $ 8,154,537
                                                                                                                      ===========
=================================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Six     For the Period
                                                                                                  Months Ended    Feb. 25, 1998+
                         Increase (Decrease) in Net Assets:                                      Dec. 31, 1998   to June 30, 1998
=================================================================================================================================
Operations:              Investment income--net ...............................................   $  5,098,810     $  3,487,407
                         Realized gain (loss) on investments--net .............................        937,538         (489,175)
                         Change in unrealized appreciation on investments--net ................      2,118,189          755,464
                                                                                                  ------------     ------------
                         Net increase in net assets resulting from operations .................      8,154,537        3,753,696
                                                                                                  ------------     ------------
===============================================================================================================================
Dividends &              Investment income--net:
Distributions to           Common Shares ......................................................     (3,525,701)      (1,961,155)
Shareholders (Note 1f):    Preferred Shares ...................................................     (1,388,264)        (959,794)
                         Realized gain on investments--net:
                           Common Shares ......................................................       (223,828)              --
                           Preferred Shares ...................................................       (100,139)              --
                         Net decrease in net assets resulting from dividends and
                                                                                                  ------------     ------------
                         distributions to shareholders ........................................     (5,237,932)      (2,920,949)
                                                                                                  ------------     ------------
===============================================================================================================================
Beneficial Interest      Net proceeds from issuance of Common Shares ..........................             --      132,000,000
Transactions             Proceeds from issuance of Preferred Shares ...........................             --       86,000,000
(Notes 1e & 4):          Value of shares issued to Common Shareholders in reinvestment
                         of dividends .........................................................             --          509,781
                         Offering costs resulting from the issuance of Common Shares ..........             --         (294,647)
                         Offering and underwriting costs resulting from the issuance of
                         Preferred Shares .....................................................             --         (796,701)
                                                                                                  ------------     ------------
                         Net increase in net assets derived from beneficial interest
                         transactions .........................................................             --      217,418,433
                                                                                                  ------------     ------------
===============================================================================================================================
Net Assets:              Total increase in net assets .........................................      2,916,605      218,251,180
                         Beginning of period ..................................................    218,351,185          100,005
                                                                                                  ------------     ------------
                         End of period* .......................................................   $221,267,790     $218,351,185
                                                                                                  ============     ============
===============================================================================================================================
                       * Undistributed investment income--net .................................   $    751,303     $    566,458
                                                                                                  ============     ============
===============================================================================================================================

+ Commencement of operations.

See Notes to Financial Statements.


                                     8 & 9

                         MuniHoldings Florida Insured Fund II, December 31, 1998

FINANCIAL HIGHLIGHTS


The following per share data and ratios have been derived from information
provided in the financial statements.                                                            For the Six     For the Period
                                                                                                 Months Ended    Feb. 25, 1998+
Increase (Decrease) in Net Asset Value:                                                         Dec. 31, 1998   to June 30, 1998
================================================================================================================================
Per Share                Net asset value, beginning of period .............................      $      14.97     $      15.00
Operating                                                                                        ------------     ------------
Performance:             Investment income--net ...........................................               .58              .39
                         Realized and unrealized gain on investments--net .................               .35              .04
                                                                                                 ------------     ------------
                         Total from investment operations .................................               .93              .43
                                                                                                 ------------     ------------
                         Less dividends to Common Shareholders:
                           Investment income--net .........................................              (.40)            (.22)
                           Realized gain on investments--net ..............................              (.03)              --
                                                                                                 ------------     ------------
                         Total dividends and distributions to Common Shareholders .........              (.43)            (.22)
                                                                                                 ------------     ------------
                         Capital charge resulting from issuance of Common Shares ..........                --             (.04)
                                                                                                 ------------     ------------
                         Effect of Preferred Share activity:++
                           Dividends to Preferred Shareholders:
                             Investment income--net .......................................              (.16)            (.11)
                             Realized gain on investments--net ............................              (.01)              --
                           Capital charge resulting from issuance of Preferred Shares .....                --             (.09)
                                                                                                 ------------     ------------
                         Total effect of Preferred Share activity .........................              (.17)            (.20)
                                                                                                 ------------     ------------
                         Net asset value, end of period ...................................      $      15.30     $      14.97
                                                                                                 ============     ============
                         Market price per share, end of period ............................      $      15.25     $      15.50
                                                                                                 ============     ============
==============================================================================================================================
Total Investment         Based on market price per share ..................................              1.20%+++         4.87%+++
Return:**                                                                                        ============     ============
                         Based on net asset value per share ...............................              5.12%+++         1.29%+++
                                                                                                 ============     ============
==============================================================================================================================
Ratios to Average        Expenses, net of reimbursement ...................................               .64%*            .24%*
Net Assets:***                                                                                   ============     ============
                         Expenses .........................................................               .72%*            .76%*
                                                                                                 ============     ============
                         Investment income--net ...........................................              4.50%*           5.02%*
                                                                                                 ============     ============
==============================================================================================================================
Supplemental             Net assets, net of Preferred Shares, end of period ...............      $    135,268     $    132,351
Data:                      (in thousands)                                                        ============     ============
                         Preferred Shares outstanding, end of period ......................      $     86,000     $     86,000
                           (in thousands)                                                        ============     ============
                         Portfolio turnover ...............................................             47.35%           59.25%
                                                                                                 ============     ============
==============================================================================================================================
Leverage:                Asset coverage per $1,000 ........................................      $      2,573     $      2,539
                                                                                                 ============     ============
==============================================================================================================================
Dividends Per            Series A--Investment income--net .................................      $        410     $        281
Share on Preferred                                                                               ============     ============
Shares Outstanding:      Series B--Investment income--net .................................      $        398     $        277
                                                                                                 ============     ============

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Shareholders.
+     Commencement of operations.
++    The Fund's Preferred Shares were issued on March 31, 1998.
+++   Aggregate total investment return.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings Florida Insured Fund II (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund will determine and make available for publication the net asset value of its Common Shares on weekly basis. The Fund's Common Shares is listed on the New York Stock Exchange under the symbol MUF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by


                                    10 & 11

                         MuniHoldings Florida Insured Fund II, December 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Shares were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares. For the six months ended December 31, 1998, FAM earned fees of $623,120, of which $83,017 was voluntarily waived.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or trustees of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1998 were $103,702,623 and $105,450,560, respectively.

Net realized gains (losses) for the six months ended December 31, 1998 and net unrealized gains as of December 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                        Realized      Unrealized
                                                     Gains (Losses)     Gains
--------------------------------------------------------------------------------
Long-term investments ............................     $1,358,665     $2,873,653
Financial futures contracts ......................       (421,127)            --
                                                       ----------     ----------
Total ............................................     $  937,538     $2,873,653
                                                       ==========     ==========
--------------------------------------------------------------------------------

As of December 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,873,653, all of which related to appreciated securities. The aggregate cost of investments at December 31, 1998 for Federal income tax purposes was $214,855,317.

4. Beneficial Interest Transactions:

The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.

Common Shares

Shares issued and outstanding during the six months ended December 31, 1998 remained constant and for the period February 25, 1998 to June 30, 1998, increased by 8,800,000 as a result of the initial offering and by 34,020 as a result of dividend investments.

Preferred Shares

Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at December 31, 1998 were as follows: Series A, 1.00% and Series B, 4.44%.

Shares issued and outstanding during the six months ended December 31, 1998 remained constant and for the period February 25, 1998 to June 30, 1998 increased by 3,440 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended December 31, 1998, MLPF&S earned $95,591 as commissions.

5. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $844,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On January 7, 1999, the Fund's Board of Trustees declared an ordinary income dividend to Common Share shareholders in the amount of $.069002 per share, payable on January 28, 1999 to shareholders of record as of January 22, 1999.


                                    12 & 13

                         MuniHoldings Florida Insured Fund II, December 31, 1998

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of the Fund's Common Shares, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents:

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUF


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Florida Insured Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings Florida
Insured Fund II
Box 9011
Princeton, NJ
08543-9011                                                     #HOLDFL II--12/98

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